UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 24, 2019

CONSTELLATION BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

207 High Point Drive, Building 100, Victor, NY 14564
(Address of principal executive offices)              (Zip Code)

Registrant’s telephone number, including area code   (585) 678-7100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock	STZ	New York Stock Exchange
Class B Common Stock	STZ.B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)	Election of Directors

On September 24, 2019, the Board of Directors of Constellation Brands, Inc. (“Constellation” or the “Company”) was expanded from ten (10) to twelve (12) members. On that date, the Board of Directors filled the additional Board seats by electing Christy Clark and Jose Manuel Madero Garza to serve as members of the Board of Directors effective immediately. It is anticipated that the Board of Directors will take action at a later date to appoint Christy Clark as a member of the Human Resources Committee of the Board of Directors and Jose Manuel Madero Garza as a member of the Audit Committee of the Board of Directors.

Ms. Clark, age 53, has served as a Senior Advisor at Bennett Jones LLP, an internationally recognized Canadian law firm, since July 2018. Prior to that, she served as the Premier of the Province of British Columbia, Canada from March 2011 through July 2017. She has served as a director of Shaw Communications Inc. (NYSE: SJR), a Canadian telecommunications company, since June 2018, and of Recipe Unlimited Corporation (TSX: RECP), a Canadian full-service restaurant company, since May 2018. She is also an Advisor for ThoughtWire Corp., an organization focused on advancing the Canadian technology sector. Ms. Clark brings to the Board extensive leadership experience, as well as valuable insights into Canadian and international markets, fiscal management and government relations.

Mr. Madero, age 51, has served as an honorary advisor of the COFINECE (national council for the promotion of investment, employment and economic growth) at the Office of the Chief of Staff of the President of Mexico since March 2019. Prior to that, he served as Chief Executive Officer of Grupo Bepensa from February 2015 through February 2019. From 2005 to 2015, Mr. Madero held various roles of growing responsibility with Monsanto Company, a global agriculture company, including Vice President of International Business Development from September 2014 to January 2015, President and Regional Lead EMEA from February 2013 to August 2014, President and Regional Lead Latin America North from August 2009 to January 2013, Vice President of Commercial Operations for Latin America South from December 2007 to August 2009, and Chief Executive Officer, Australia and New Zealand, from August 2006 to December 2007. Mr. Madero has not served as a director of any other public company during the past five years. As a former chief executive officer, Mr. Madero brings to the Board his expertise in executive leadership, international business matters, operations, and strategic planning.

The Board considers both Ms. Clark and Mr. Madero to be independent directors under the Company’s categorical standards of independence and applicable New York Stock Exchange requirements. As non-management members of the Board, Ms. Clark and Mr. Madero will receive the compensation paid to non-management directors for service on the Board and its committees. However, as they are being elected outside the annual meeting timeframe, the amount of their annual cash retainer, and the number of shares subject to their annual stock option grants and restricted stock unit awards, have been prorated from their election to the scheduled date of the Company’s next annual meeting of stockholders at which directors are elected. A description of the non-management director compensation program is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

There are no arrangements or understandings between Ms. Clark or Mr. Madero and any other person pursuant to which they were selected as a director, and there have been no transactions since the beginning of the Company’s last fiscal year, nor are there any currently proposed transactions, regarding Ms. Clark or Mr. Madero that are required to be disclosed by Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

On September 25, 2019, Constellation issued a news release, a copy of which release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference, announcing the election of Christy Clark and Jose Manuel Madero Garza as members of the Company’s Board of Directors effective on September 24, 2019.

References to Constellation’s website and/or other social media sites or platforms in the release do not incorporate by reference the information on such websites, social media sites or platforms into this Current Report on Form 8-K, and Constellation disclaims any such incorporation by reference. The information in the news release attached as Exhibit 99.1 is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. This information is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and is not otherwise subject to the liabilities of that section. Such information may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

For the exhibits that are furnished or filed herewith, see the Index to Exhibits immediately following.

INDEX TO EXHIBITS

Exhibit No.	Description

(10)	MATERIAL CONTRACTS

(10.1)	Description of Compensation Arrangements for Non-Management Directors (filed herewith). *

(99)	ADDITIONAL EXHIBITS

(99.1)	News Release of Constellation Brands, Inc. dated September 25, 2019 (filed herewith).

* Designates management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2019	CONSTELLATION BRANDS, INC.

	By:	/s/ David Klein
David Klein
Executive Vice President and Chief Financial Officer